KENTUCKY NEW MARKETS DEVELOPMENT PROGRAM (Details Narrative) - USD ($)	1 Months Ended
	Mar. 18, 2016	Jun. 30, 2018	Dec. 31, 2017	Dec. 31, 2016
Note Receivable		$ 4,117,139	$ 4,117,139	$ 4,117,139
ERC Mining LLC [Member]
Note Receivable	$ 4,117,139
Interest on note receivable	4.00%
Note receviable due date	Mar. 07, 2046
Payments of interest quterly due date	Mar. 18, 2023
Quest Processing [Member]
Total loan amount	$ 5,143,186
Payment of debt issuance	460,795
Net proceeds for loan cost	$ 4,682,391
Description for company rights	The Company retains the right to call $5,143,186 of the loans in March 2023.
Income tax credits value	$ 2,005,843